UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2021

GENPACT LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-33626	98-0533350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton, HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 298-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 23, 2021, Genpact Limited (“Genpact”) announced the pricing by its wholly owned subsidiaries, Genpact Luxembourg S.à r.l. (“Genpact Luxembourg”) and Genpact USA, Inc. (“Genpact USA”), of their underwritten public offering (the “Notes Offering”) of $350 million aggregate principal amount of 1.750% senior unsecured notes due 2026 (the “Notes”). The Notes will be senior unsecured obligations of Genpact Luxembourg and Genpact USA and will be guaranteed on a senior unsecured basis by Genpact. Genpact intends to use the net proceeds from the offering for general corporate purposes, which may include repaying or redeeming Genpact Luxembourg’s outstanding 3.700% senior notes due 2022 or repaying outstanding loans under Genpact’s revolving credit facility.

The Notes will be offered and sold pursuant to an effective shelf registration statement filed by Genpact, Genpact Luxembourg and Genpact USA with the Securities and Exchange Commission (the “Commission”) on Form S-3 (File No. 333-230982) (the “Registration Statement”). A preliminary prospectus supplement relating to the Notes Offering was filed with the SEC on March 23, 2021. Genpact expects the Notes Offering to close on March 26, 2021 (the “Closing Date”), subject to the satisfaction of customary closing conditions.

In connection with the issuance of the Notes, Genpact, Genpact Luxembourg and Genpact USA entered into an Underwriting Agreement dated March 23, 2021, among Genpact Luxembourg and Genpact USA, as co-issuers, Genpact, as guarantor, and the representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), pursuant to which Genpact Luxembourg and Genpact USA agreed to issue and sell the Notes to the Underwriters.

The Notes will be issued pursuant to an indenture, a form of which was filed as Exhibit 4.2 to the Post-Effective Amendment No. 2 to the Registration Statement dated March 23, 2021, to be entered into by and among Genpact Luxembourg, Genpact USA, Genpact and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture related to the Notes to be dated as of the Closing Date.

The Company will pay interest on the Notes on each April 10 and October 10, beginning on October 10, 2021. The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or a substitute rating agency therefor) downgrades (or downgrades and subsequently upgrades) the credit rating assigned to the Notes.

The Notes will be subject to certain customary covenants, including limitations on the ability of each of Genpact, Genpact Luxembourg and Genpact USA, with significant exceptions, (i) to incur debt secured by liens; (ii) to engage in certain sale and leaseback transactions; and (iii) to consolidate, merge, convey or transfer its assets substantially as an entirety. In addition, pursuant to a customary change of control covenant, upon a change of control repurchase event, Genpact Luxembourg and Genpact USA will be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of such Notes, plus any accrued and unpaid interest, if any, to, but not including, the date of repurchase.

A copy of the press release announcing the pricing of the Notes Offering is attached hereto as Exhibit 99.1. This notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of Genpact, Genpact Luxembourg or Genpact USA.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Genpact and its consolidated subsidiaries, including Genpact Luxembourg and Genpact USA, could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the Notes

Offering, statements of the plans, strategies and objectives of Genpact, Genpact Luxembourg and Genpact USA for future operations; any statements regarding the intended guarantee of the Notes; any statements regarding the potential repayment of certain indebtedness of Genpact or Genpact Luxembourg; any other statements of expectation or belief and any statements of assumptions underlying any of the foregoing. Other important factors that could cause the statements made in this document or the actual results of operations or financial condition of Genpact, Genpact Luxembourg or Genpact USA to differ include, without limitation, that the Notes Offering is subject to market conditions and a number of other conditions and the final terms may vary substantially as a result of market and other conditions. There can be no assurance that the Notes Offering will be completed as described herein or at all. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; and other risks that are described in Genpact’s SEC reports, including but not limited to the risks described in Genpact’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020. Each of Genpact, Genpact Luxembourg and Genpact USA assumes no obligation to and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Genpact Limited’s press release dated March 23, 2021, entitled “Genpact Limited Announces Pricing of 1.750% Senior Notes due 2026 by Genpact Luxembourg S.à r.l. and Genpact USA, Inc.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

By:	/s/ Heather White
Name:	Heather White
Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

Dated: March 23, 2021

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